UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: January 8, 2010

A&J VENTURE CAPITAL GROUP INC.

(Exact Name of small business issuer as specified in its charter)

Nevada

(State of Incorporation)

333-146441

(Commission File No.)

75-3260541

(IRS Employer ID Number)

Sickingenstrasse 18, Heidelberg, Germany, 69126

(Address of principal executive offices)

+49 6221 7195661

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 ))

Item 3.02 - Unregistered Sale of Equity Securities

On January 6, 2010, the Board of Directors of the Company authorized and approved the issuance of 1,250,000 shares restricted Common Shares at $0.07 per share to CityVac IR Services in exchange for investment relation services to be rendered to the Company.  The Company relied on Section 4 (2) of the Securities Act of 1933, as amended (the "Act") with respect to the shareholder.

Item 8.01  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On January 5, 2010, the Company has changed its principal executive office to 444 Seabreeze Blvd., Suite 660, Daytona Beach, FL 32118.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

A&J Ventures Capital Group Inc.

By:  /s/ Andreas Klimm

Andreas Klimm

President

Date: January 8, 2010